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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       JANUARY 28, 1999

                              PRI AUTOMATION, INC.

             (Exact name of registrant as specified in its charter)

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
        MASSACHUSETTS                   0-24934                04-2495703
       (State or Other           (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


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
805 Middlesex Turnpike, Billerica,
Massachusetts                                  01821-3986
(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area
code                                           (978) 670-4270
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                                 NOT APPLICABLE

         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

    On January 28, 1999, the Registrant announced in a press release its financial operating results for the fiscal quarter ended December 27, 1998.

    Copies of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


                                       2
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                PRI AUTOMATION, INC.

                                Date: January 28, 1999

                                By:  /s/ STEPHEN D. ALLISON
                                     -----------------------------------------
                                     Stephen D. Allison
                                     Chief Financial Officer
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